Exhibit 99.1

News Release

FOR IMMEDIATE RELEASE

CONTACT:	John Nesbett/Kathryn McNeil	David Townsend
	The Investor Relations Group	Liquidmetal Technologies
	(212) 825-3210	(813) 314-0280

Liquidmetal Technologies Completes Audit and Restatement,

Files Form 10-K for 2003

LAKE FOREST, CA, November 10, 2004—Liquidmetal® Technologies, Inc. (OTC: LQMT), has completed its audits for 2001, 2002 and 2003 and filed its annual report on Form 10-K for the year ended December 31, 2003. Investors can access the 10-K and other SEC filings via the Investor link on the Company’s website at http://ir.liquidmetal.com. ..

 “In filing our 10-K for 2003, we have completed the most arduous and time-consuming portion of our audit and restatement of prior period results. Although the process took longer than expected due to the untimely resignation of our former auditors and the inherent complexities of conducting a three-year international audit, our priority has been to thoroughly and completely resolve any revenue recognition questions and ensure the integrity of the company’s financial results,” commented John Kang, Chairman.

Liquidmetal and Stonefield Josephson Inc. (“Stonefield”), the Company’s independent auditor, are currently working on the review of the Company’s financial statements for the first three quarters of 2004. Given the substantial time and focus required to complete the audits and restatement for 2001, 2002 and 2003, the Company has not yet become current in its quarterly filings for 2004.

“With the 10-K hurdle finally behind us, we are committing all available resources to the task of completing the quarterly review process in order to file our 10-Qs for the three quarters of 2004 as quickly as possible in the weeks ahead, and we look forward to hosting a conference call to provide investors with a thorough discussion of our year-to-date results once the quarterly filings are completed,” Kang said.

As previously reported, the Company intends to host a conference call with Q&A to discuss results for the nine-months ended September 30, 2004 and provide an update on current operations in conjunction with the filing of its Form 10-Q for the third quarter 2004.

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About Liquidmetal Technologies, Inc.

Liquidmetal Technologies, Inc. (www.liquidmetal.com) is the leading developer, manufacturer, and marketer of products made from amorphous alloys.  Amorphous alloys are unique materials that are characterized by a random atomic structure, in contrast to the crystalline atomic structure possessed by ordinary metals and alloys.  Bulk Liquidmetal® alloys are two to three times stronger than commonly used titanium alloys, harder than tool steel, and relatively non-corrosive and wear resistant. Bulk Liquidmetal alloys can also be molded into precision net-shaped parts similar to plastics, resulting in intricate and sophisticated engineered designs.  Liquidmetal Technologies is the first company to produce amorphous alloys in commercially viable bulk form, enabling significant improvements in products across a wide array of industries. The combination of a super alloy’s performance coupled with unique processing advantages positions Liquidmetal alloys for what the company believes will be The Third Revolution TM in material science.

This press release may contain “forward-looking statements” that involve risks and uncertainties, including statements regarding our anticipated financial results, as well as our plans, future events, objectives, expectations, forecasts, and the assumptions on which those statements are based. Any statement in this press release that is not a statement of historical fact is a forward-looking statement, and in some cases, words such as “believe,” “estimate,” “project,” “expect,” “intend,” “may,” “anticipate,” “plans,” “seeks,” and similar expressions identify forward-looking statements. These statements involve risks and uncertainties that could cause actual outcomes and results to differ materially from the anticipated outcomes or result, and undue reliance should not be placed on these statements. These risks and uncertainties include: unforeseen events that could further delay completion of the company’s audit process; pending litigation against the company and its potential outcome; our limited operating history in developing and manufacturing products from bulk amorphous alloys; the adoption of our alloys by customers; the commercial success of our customer’s products; our ability to identify, develop, and commercialize new applications for our alloys; competition with suppliers of incumbent materials; the development of new materials that render our alloys obsolete; the ability to manage our anticipated growth; our limited direct experience in manufacturing bulk alloy products; scaling-up our manufacturing facilities; protecting our intellectual property; problems associated with manufacturing and selling our alloys outside of the United States; and other risks and uncertainties discussed in filings made with the Securities and Exchange Commission (including risks described in subsequent reports on Form 10-Q, Form 10-K, Form 8-K, and other filings). Liquidmetal Technologies disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

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